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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: July 1, 1999


                        Commission File Number:  0-26208


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                                KERAVISION, INC.

             (Exact name of Registrant as specified in its Charter)


     DELAWARE                                               77-0328942
(State of Incorporation)                                 (I.R.S. Employer
                                                        Identification No.)


                              48630 MILMONT DRIVE
                               FREMONT, CA  94538
                    (Address of principal executive offices)


                                 (510) 353-3000
                        (Registrant's telephone number)

ITEM 5.  OTHER EVENTS

   On June 21, 1999, KeraVision, Inc. announced Intacs for Myopia Now Offered By 187 Vision Correction Surgeons In U.S. Further details regarding this announcement are contained in the Company's new release dated June 21, 1999 attached as exhibit hereto and incorporated reference herein.

   On June 26, 1999, KeraVision, Inc. announced Intacs Prove Effective As Treatment For Nearsightedness For First Group Of Canadian Patients. Further details regarding this announcement are contained in the Company's new release dated June 26, 1999 attached as exhibit hereto and incorporated reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Exhibits:

                  99.23 KeraVision, Inc. News Release dated June 21, 1999

                  99.24 KeraVision, Inc. News Release dated June 26, 1999

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    KERAVISION, INC.



                                    /s/Mark Fischer-Colbrie
                                    -----------------------
                                    Mark Fischer-Colbrie
                                    Vice President, Finance and
                                    Administration and Chief Financial
                                    Officer(Principal Financial and
                                    Accounting Officer)


Date: July 1, 1999


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